UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2014

Item 1. Report to Stockholders.

[Calvert VP SRI Balanced Portfolio Annual Report to Shareholders]

[Calvert VP SRI Mid Cap Growth Portfolio Annual Report to Shareholders]

Calvert VP SRI Balanced Portfolio
Annual Report December 31, 2014

TABLE OF CONTENTS

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
31	Basis for Board’s Approval of Investment Advisory Contract
34	Director and Officer Information Table

CALVERT VP SRI BALANCED PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.
Investment Performance
For the 12-month period ended December 31, 2014, Calvert VP SRI Balanced Portfolio Class I shares returned 9.60% compared to 13.24% for its benchmark, the Russell 1000 Index.
The Portfolio’s relative underperformance versus the Russell 1000 Index was due to the Portfolio’s asset allocation strategy, which is a mix of stocks and bonds, since stocks significantly outperformed bonds during the period. The Portfolio also underperformed the blended return of the Balanced Composite Benchmark, a mix of market indices that more closely reflects the Portfolio’s asset allocation strategy, which returned 11.14% for the period.
Stock selection hurt the equity portion of the Portfolio relative to the Russell 1000 Index, while a shorter-than-benchmark duration and an allocation to high-yield securities detracted from the fixed-income performance relative to the Barclays U.S. Credit Index.
Investment Climate
In 2014, equity market returns largely reflected broad macroeconomic trends. Improving economic conditions in the United States contrasted starkly with the deteriorating growth outlook for much of the rest of the world, particularly Europe. The dollar strengthened against this backdrop, and was a headwind for emerging markets. Concerns that China's economic slowdown could be headed for a "hard landing" that would negatively impact global economic growth also continued throughout the year.
U.S. stocks far outpaced international stocks in 2014, with the Russell 3000 Index, representing the total U.S. equity market, returning 12.56%, versus -4.48% for the international MSCI EAFE Index, representing the large-cap developed international equity market, and -1.82% for the MSCI Emerging Markets Index. U.S. large-cap stocks outperformed small-cap stocks; however, small-cap stocks, which are more U.S.-centric and less dependent on global growth, surged in the fourth quarter to help close this gap.
Bonds produced solid gains for the year, with the Barclays U.S. Aggregate Bond Index up 5.97%. Longer-maturity Treasury yields fell during 2014. The 10-year Treasury finished at 2.17%, while shorter-maturity Treasury rates rose in anticipation of higher Fed rates in 2015.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)
	Class I	Class F**
One year	9.60%	9.18%
Five year	10.87%	10.78%
Ten year	5.46%	5.42%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.90%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Balanced Composite Benchmark is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.
** Calvert VP SRI Balanced Portfolio first offered Class F shares on October 18, 2013. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.
*** Total Return is not annualized for periods of less than one year.

4 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 2.50% for the 12-month period.
Economic Growth in U.S. Outpaces Rest of Developed World
Macroeconomic data showed the U.S. economy regained its footing in 2014 after a weather-induced, disappointing first quarter. With consumer spending picking up and consumer confidence reaching an eight-year high, due in part to lower gas prices, the U.S. economic recovery appeared to be gaining momentum. The job market continued to show signs of improvement after adding an average of 246,000 jobs per month over the course of the year, which helped push the unemployment rate down to 5.6% by year-end. Although wage growth has been taking longer to materialize than in past recoveries, decreases in labor market slack should eventually translate to wage inflation.
Geopolitical Turmoil Intensifies but Oil Moves Lower
Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers, such as Russia, could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive impact of cheaper input prices and lower gas prices for manufacturers and consumers.
Global Easing Continues Amid Low Inflation Backdrop
The Fed wound down its bond-buying program (QE) throughout the year and expects to begin raising rates in mid-2015; though even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. In the meantime, global easing initiatives ramped up outside of the U.S. The Bank of Japan announced a massive stimulus policy and a strong QE program is expected from the European Central Bank in early 2015 after economic conditions in the eurozone deteriorated throughout the year. The People’s Bank of China also introduced several easing measures at the end of the year, which fueled a strong rally in Chinese stocks; however, significant concerns over growth in China remain.

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity	64.5%
Fixed Income	33.6%
Short-Term Investments	1.9%
Total	100%

Portfolio Strategy
Asset Allocation
Our tactical decision in August 2013 to reduce the Portfolio’s allocation to fixed income and create a small cash position detracted from returns as bonds rallied through most of 2014. However, our modest, but well-timed shifts in the Portfolio’s stock, bond, and cash allocations offset the negative impact from the resulting underweight in fixed income. During the first and second quarters of 2014, following market pullbacks, we tactically re-deployed cash to both equities and fixed income, benefitting the Portfolio as both asset classes advanced through the rest of the period. After equities declined sharply at the end of September and into mid-October, we re-allocated the remaining cash position to equities. The move proved well-timed as stocks rebounded strongly through the end of the year. Tactical asset allocation decisions were implemented through both physical (cash) re-allocations as well as with equity market index and U.S. Treasury futures contracts.
Equity
U.S. large-capitalization stocks posted impressive returns for the period, with the Russell 1000 Index returning 13.24%. While our equity allocation produced double-digit gains, our stock selection detracted from the Portfolio’s performance relative to the Index. Stock selection was least effective within the Energy and Telecommunications Services sectors, and most effective within Information Technology.
Our sector allocation aided relative performance due to the Portfolio’s low exposure to the worst-performing sector in the Russell 1000 Index, Energy, and a higher exposure to Health Care, the second-best performer in the Index.
Denbury Resources and Target Corporation were the two companies that detracted the most from Portfolio performance. Denbury, an oil and gas company, declined 49% for period.1 The company reduced production guidance during the period and missed analysts’ earnings estimates. Big-box retailer Target performed poorly due to continuing issues from its breach of company data in December 2013, when computer hackers stole customers’ credit card information. In addition, Target’s entry into the Canadian market was not as successful as anticipated.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED) 5

On the positive side, top performers in the Portfolio included Apple and Amgen. Apple, one of the Portfolio’s largest positions, gained 40% as the company exceeded analysts’ earnings and revenue estimates. Amgen, a biotech firm, had successful results from cholesterol, ovarian cancer, and heart drug trials during the year, which contributed to the company’s 42% return for the 12-month period.
Fixed Income
Throughout the reporting period, the Portfolio navigated a challenging fixed-income climate. The Portfolio’s shorter-than-benchmark duration,2 yield-curve positioning, and allocation to high-yield securities were the key drivers of underperformance.
The market environment was particularly volatile in the second half of the reporting period. In the third quarter of 2014, lower-quality (high yield) bonds struggled relative to Treasuries, causing credit spreads to widen. A spread is the difference in yield between bonds that have the same maturity but different credit quality (e.g., a two-year Treasury and a two-year AA-rated corporate bond).
The Portfolio’s short-duration positioning is a strategy we have maintained as a measure of risk protection against rising interest rates. The yield curve flattened throughout the majority of the year, with short-term interest rates rising and intermediate- and long-term rates falling. The Portfolio’s overall underweight to the long end of the yield curve ultimately detracted from performance.
The Portfolio’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, did not materially impact performance.
Overall, our fixed-income asset-allocation strategies boosted Portfolio performance and helped offset the lagging performance from high-yield bonds. Our allocation to Banking and Finance was particularly beneficial over the year, as was our position in out-of-benchmark securitized assets.
Outlook
We've been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressively better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone's inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.
Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.
Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year.
As a result, the tightening path might wind up taking longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.
January 2015

1. Returns reflect the period the holding was in the portfolio.
2. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.
As of December 31, 2014, the following companies represented the following percentages of Portfolio net assets: Denbury Resources 0.98%, Target 0%, Apple 4.31%, and Amgen 3.17%. Holdings are subject to change.

6 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Class I
Actual	$1,000.00	$1,029.82	$4.51

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.76	$4.49

Class F
Actual	$1,000.00	$1,033.43	$5.91

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.40	$5.87

* Expenses are equal to the Fund’s annualized expense ratio of 0.88% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED) 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Balanced Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

8 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 64.3%	SHARES	VALUE

Air Freight & Logistics - 3.5%
FedEx Corp.	54,813	$9,518,825
United Parcel Service, Inc., Class B	24,640	2,739,229
		12,258,054

Automobiles - 1.8%
Toyota Motor Corp. (ADR)	50,649	6,355,437

Banks - 3.1%
Wells Fargo & Co.	200,421	10,987,079

Biotechnology - 3.0%
Amgen, Inc.	67,099	10,688,200

Communications Equipment - 1.9%
Cisco Systems, Inc.	245,545	6,829,834

Consumer Finance - 2.3%
Capital One Financial Corp.	100,803	8,321,288

Diversified Financial Services - 0.5%
Moody's Corp.	19,716	1,888,990

Diversified Telecommunication Services - 0.3%
BT Group plc (ADR)	19,121	1,185,311

Energy Equipment & Services - 2.1%
Exterran Holdings, Inc.	56,366	1,836,404
National Oilwell Varco, Inc.	85,108	5,577,127
		7,413,531

Food & Staples Retailing - 1.5%
CVS Health Corp.	53,297	5,133,034

Food Products - 2.3%
Kellogg Co.	123,199	8,062,143

Health Care Equipment & Supplies - 5.7%
Becton Dickinson and Co.	26,707	3,716,546
Halyard Health, Inc.*	6,576	299,011
Medtronic, Inc.	131,569	9,499,282
St. Jude Medical, Inc.	102,329	6,654,455
		20,169,294

Health Care Providers & Services - 2.6%
McKesson Corp.	43,929	9,118,782

Household Products - 1.7%
Kimberly-Clark Corp.	52,614	6,079,022

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Industrial Conglomerates - 1.8%
Danaher Corp.	75,147	$6,440,849

Insurance - 3.9%
Allianz SE (ADR)	77,288	1,280,662
American Financial Group, Inc.	133,100	8,081,832
Prudential Financial, Inc.	6,405	579,396
The Travelers Co.'s, Inc.	38,130	4,036,060
		13,977,950

IT Services - 3.7%
DST Systems, Inc.	59,784	5,628,664
Western Union Co.	413,716	7,409,653
		13,038,317

Machinery - 4.1%
Cummins, Inc.	39,659	5,717,638
Deere & Co.	58,713	5,194,339
Dover Corp.	51,544	3,696,736
		14,608,713

Media - 9.1%
DIRECTV*	98,114	8,506,484
Omnicom Group, Inc.	81,669	6,326,897
Time Warner Cable, Inc.	55,211	8,395,384
Time Warner, Inc.	69,221	5,912,858
Viacom, Inc., Class B	40,275	3,030,694
		32,172,317

Oil, Gas & Consumable Fuels - 1.0%
Denbury Resources, Inc.	426,436	3,466,925

Pharmaceuticals - 4.3%
Johnson & Johnson	105,760	11,059,323
Roche Holding AG (ADR)	122,005	4,146,950
		15,206,273

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	133,038	14,684,734

Total Equity Securities (Cost $197,603,590)		228,086,077

ASSET-BACKED SECURITIES - 5.2%	PRINCIPAL AMOUNT
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (e)	$320,000	322,806
2.39%, 11/12/19 (e)	230,000	230,658
American Homes 4 Rent Trust:
2.912%, 6/17/31 (e)(r)	500,000	472,703
3.786%, 10/17/36 (e)	698,093	712,237
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	600,000	609,592

10 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

ASSET-BACKED SECURITIES - CONT'D	PRINCIPAL AMOUNT	VALUE

CAL Funding II Ltd., 3.35%, 3/27/28 (e)	$825,000	$822,379
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	113,104	113,337
Capital Automotive REIT, 3.66%, 10/15/44 (e)	550,000	547,462
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	779,000	789,953
CLI Funding V LLC, 3.29%, 6/18/29 (e)	379,393	377,686
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	155,000	155,072
CV Mortgage Loan Trust, 4.311%, 12/25/43 (e)(r)	162,836	165,974
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	500,000	499,648
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	180,453	178,790
3.668%, 4/19/44 (e)	300,000	303,009
4.406%, 4/19/44 (e)	350,000	349,627
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	200,000	201,157
FRS I LLC, 3.08%, 4/15/43 (e)	389,028	387,704
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	883,333	874,560
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	100,000	98,552
3.912%, 6/17/31 (e)(r)	400,000	388,053
MVW Owner Trust, 2.15%, 4/22/30 (e)	176,032	176,054
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	165,496	165,590
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	200,000	193,648
OneMain Financial Issuance Trust, 2.43%, 6/18/24 (e)	1,000,000	999,980
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (e)	159,019	158,111
2.40%, 6/20/31 (e)	635,400	634,496
2.80%, 10/20/31 (e)	278,887	277,233
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	300,000	291,761
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (e)	600,000	599,552
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	582,658	609,832
Series II LLC, 4.59%, 4/20/44 (e)	289,246	299,766
Series III LLC, 4.02%, 7/20/44 (e)	500,000	502,399
Series III LLC, 5.44%, 7/20/44 (e)	500,000	511,250
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	598,250	610,933
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	301,414	299,698
SWAY Residential Trust, 4.457%, 1/17/20 (e)(r)	400,000	401,785
TAL Advantage V LLC:
2.83%, 2/22/38 (e)	245,000	242,261
3.55%, 11/20/38 (e)	267,500	270,765
4.625%, 11/20/38 (e)	1,070,000	1,077,383
3.51%, 2/22/39 (e)	595,833	598,499
3.33%, 5/20/39 (e)	385,015	384,752
3.97%, 5/20/39 (e)	94,167	92,376
TOP-RE, 3.47%, 11/20/28 (e)	73,566	73,603
VOLT XXVII LLC, 3.125%, 8/27/57 (e)(r)	298,905	298,488

Total Asset-Backed Securities (Cost $18,371,988)		18,371,174

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COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.8%	PRINCIPAL AMOUNT	VALUE

CAM Mortgage Trust, 2.60%, 5/15/48 (e)(r)	$253,458	$253,434
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 2.77%, 5/25/24 (r)	600,000	524,673
CAS 2014-C02 2M2, 2.77%, 5/25/24 (r)	100,000	88,076
CAS 2014-C03 2M2, 3.07%, 7/25/24 (r)	400,000	358,160
Freddie Mac Structured Agency Credit Risk Debt Notes:
1.605%, 11/25/23 (r)	475,316	473,919
4.27%, 8/25/24 (r)	300,000	282,747
3.92%, 9/25/24 (r)	145,000	132,321
4.72%, 10/25/24 (r)	200,000	197,237
4.92%, 10/25/24 (r)	100,000	98,781
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	147,971	147,862
VML LLC, 3.875%, 4/25/54 (e)(r)	297,764	296,275

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $3,005,515)		2,853,485

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.4%
CDGJ Commercial Mortgage Trust, 2.00%, 12/15/27 (e)(r)	400,000	400,130
COMM Mortgage Trust, 2.158%, 6/8/30 (e)(r)	550,000	550,209
COMM SAVA Mortgage Trust, 3.261%, 6/15/34 (e)(r)	300,000	300,190
Commercial Mortgage Pass Through Certificates:
2.509%, 6/11/27 (e)(r)	500,000	497,063
3.25%, 11/27/28 (e)(r)	81,910	82,332
EQTY INNS Mortgage Trust, 3.608%, 5/8/31 (e)(r)	600,000	601,247
Extended Stay America Trust, 3.604%, 12/5/31 (e)	450,000	459,683
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	200,000	192,703
Hilton USA Trust:
3.714%, 11/5/30 (e)	200,000	202,105
5.222%, 11/5/30 (e)(r)	400,000	409,825
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	300,000	308,038
3.805%, 6/10/27 (e)(r)	200,000	201,975
3.761%, 6/15/29 (e)(r)	500,000	493,543
1.311%, 4/15/30 (e)(r)	300,000	299,684
4.159%, 12/15/47 (r)	500,000	477,746
Morgan Stanley Capital I Trust:
2014-CPT F, 3.446%, 7/13/29 (e)(r)	230,000	218,396
2014-CPT G, 3.446%, 7/13/29 (e)(r)	160,000	147,659
Motel 6 Trust, 2.743%, 10/5/25 (e)	850,000	846,790
ORES NPL LLC:
6.00%, 3/27/24 (e)	300,000	299,580
3.081%, 9/25/25 (e)	133,174	133,174
PFP III Ltd., 1.331%, 6/14/31 (e)(r)	243,087	242,366
VFC LLC, 2.75%, 7/20/30 (e)	198,473	198,501
WFLD Mortgage Trust, 3.755%, 8/10/31 (e)(r)	450,000	456,885
WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	290,000	241,507
4.234%, 8/15/47 (r)	290,000	291,347

Total Commercial Mortgage-Backed Securities (Cost $8,545,785)		8,552,678

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CORPORATE BONDS - 22.7%	PRINCIPAL AMOUNT	VALUE

AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 2.75%, 5/15/17 (e)	$600,000	$588,000
Agilent Technologies, Inc., 3.20%, 10/1/22	400,000	389,956
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 4.625%, 6/26/15	800,000	806,000
Amazon.com, Inc., 3.80%, 12/5/24	400,000	409,808
America Movil SAB de CV, 2.375%, 9/8/16	300,000	304,116
American Express Centurion Bank, 0.687%, 11/13/15 (r)	600,000	601,058
American Honda Finance Corp., 1.60%, 2/16/18 (e)	300,000	298,539
American Tower Corp., 3.45%, 9/15/21	400,000	393,256
Amgen, Inc.:
3.625%, 5/22/24	100,000	101,644
5.15%, 11/15/41	400,000	450,860
Apple, Inc.:
3.45%, 5/6/24	200,000	209,453
3.85%, 5/4/43	375,000	375,271
AT&T, Inc.:
2.95%, 5/15/16	300,000	307,574
2.375%, 11/27/18	200,000	201,549
3.875%, 8/15/21	300,000	313,892
4.35%, 6/15/45	500,000	471,377
Autodesk, Inc., 1.95%, 12/15/17	400,000	401,242
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 9.75%, 3/15/20	400,000	436,000
Bank of America Corp.:
2.60%, 1/15/19	200,000	201,555
2.65%, 4/1/19	200,000	201,467
4.125%, 1/22/24	1,100,000	1,155,170
4.00%, 4/1/24	100,000	104,122
4.20%, 8/26/24	600,000	611,235
4.25%, 10/22/26	250,000	249,439
Bank of America NA:
5.30%, 3/15/17	650,000	698,207
0.541%, 6/15/17 (r)	500,000	492,796
BB&T Corp., 2.45%, 1/15/20	800,000	796,743
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	250,930
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	300,000	313,886
BI-LO LLC / BI-LO Finance Corp., 8.625%, 9/15/18 (e)	300,000	225,000
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,683
Capital One Bank:
2.25%, 2/13/19	200,000	198,552
3.375%, 2/15/23	800,000	795,553
CBS Corp., 3.375%, 3/1/22	200,000	200,872
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	400,000	403,547
CenturyLink, Inc.:
6.45%, 6/15/21	400,000	429,000
7.65%, 3/15/42	300,000	298,500
Cisco Systems, Inc., 5.50%, 1/15/40	250,000	304,644
CIT Group, Inc.:
4.75%, 2/15/15 (e)	400,000	400,300
5.25%, 3/15/18	1,050,000	1,094,625

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Citigroup, Inc.:
2.50%, 9/26/18	$900,000	$910,516
2.55%, 4/8/19	100,000	100,658
5.50%, 9/13/25	800,000	885,204
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	500,000	549,613
Cummins, Inc., 4.875%, 10/1/43	350,000	407,049
CVS Pass-Through Trust, 6.036%, 12/10/28	541,797	631,792
DDR Corp., 4.75%, 4/15/18	300,000	320,459
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	400,000	413,344
Discover Financial Services:
3.85%, 11/21/22	500,000	508,701
3.95%, 11/6/24	200,000	201,049
Discovery Communications LLC:
3.30%, 5/15/22	700,000	692,138
4.875%, 4/1/43	500,000	515,510
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	152,632
Dun & Bradstreet Corp., 3.25%, 12/1/17	400,000	411,277
DuPont Fabros Technology LP, 5.875%, 9/15/21	300,000	305,625
Eaton Corp., 1.50%, 11/2/17	250,000	248,552
Enterprise Products Operating LLC:
4.85%, 3/15/44	200,000	208,544
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	1,096,875
EOG Resources, Inc., 2.625%, 3/15/23	400,000	383,564
ERP Operating LP, 4.625%, 12/15/21	300,000	328,203
Experian Finance plc, 2.375%, 6/15/17 (e)	400,000	403,070
Express Scripts Holding Co.:
4.75%, 11/15/21	200,000	220,711
3.50%, 6/15/24	400,000	398,597
FedEx Corp.:
2.625%, 8/1/22	400,000	391,664
3.875%, 8/1/42	200,000	192,747
Fifth Third Bancorp, 2.30%, 3/1/19	300,000	300,449
Ford Motor Credit Co. LLC:
3.984%, 6/15/16	450,000	465,931
2.375%, 3/12/19	150,000	148,956
1.162%, 11/4/19 (r)	400,000	400,179
2.597%, 11/4/19	200,000	198,924
5.875%, 8/2/21	700,000	810,452
3.664%, 9/8/24	400,000	400,799
Frontier Communications Corp., 6.25%, 9/15/21	800,000	804,000
General Mills, Inc., 3.15%, 12/15/21	1,000,000	1,033,164
Genworth Holdings, Inc., 4.80%, 2/15/24	800,000	648,502
Gilead Sciences, Inc., 3.70%, 4/1/24	300,000	314,649
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	400,000	394,963
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	100,000	101,010
6.15%, 4/1/18	500,000	561,209
2.55%, 10/23/19	300,000	298,904
4.00%, 3/3/24	1,300,000	1,349,594
Great River Energy, 5.829%, 7/1/17 (e)	132,466	140,909

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (e)	$300,000	$301,179
4.875%, 6/27/44 (e)	300,000	301,800
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	500,000	512,327
HCA, Inc., 6.375%, 1/15/15	600,000	600,000
HCP, Inc., 3.15%, 8/1/22	400,000	393,531
Health Care REIT, Inc., 3.75%, 3/15/23	400,000	403,452
Hercules Offshore, Inc., 10.25%, 4/1/19 (e)	200,000	106,000
Home Depot, Inc.:
2.70%, 4/1/23	400,000	396,373
4.20%, 4/1/43	400,000	417,048
Host Hotels & Resorts LP, 3.75%, 10/15/23	300,000	299,235
Howard Hughes Medical Institute, 3.50%, 9/1/23	450,000	470,560
Illinois Tool Works, Inc., 3.90%, 9/1/42	200,000	201,480
Ingredion, Inc., 1.80%, 9/25/17	400,000	398,851
Intel Corp., 4.80%, 10/1/41	250,000	274,560
International Business Machines Corp.:
3.375%, 8/1/23	150,000	153,265
3.625%, 2/12/24	300,000	312,547
International Finance Corp., 0.625%, 11/15/16	75,000	74,723
JPMorgan Chase & Co.:
6.00%, 1/15/18	400,000	447,535
2.35%, 1/28/19	200,000	201,305
3.625%, 5/13/24	1,400,000	1,433,044
3.875%, 9/10/24	720,000	720,613
Kimberly-Clark Corp., 3.70%, 6/1/43	300,000	291,475
Kinder Morgan Energy Partners LP:
4.25%, 9/1/24	200,000	200,402
5.50%, 3/1/44	200,000	203,308
5.40%, 9/1/44	200,000	200,410
Laboratory Corp. of America Holdings:
2.20%, 8/23/17	400,000	403,492
4.00%, 11/1/23	150,000	153,845
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	1,050,000	1,082,003
Life Technologies Corp., 6.00%, 3/1/20	300,000	342,740
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	700,000	707,504
Lowe's Co.'s, Inc., 4.65%, 4/15/42	200,000	222,446
Masco Corp.:
5.85%, 3/15/17	400,000	429,000
6.50%, 8/15/32	150,000	153,375
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	212,106
Mattel, Inc., 2.35%, 5/6/19	300,000	298,939
McDonald's Corp., 3.625%, 5/1/43	400,000	370,504
Medtronic, Inc., 4.625%, 3/15/45 (e)	200,000	216,798
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	200,000	198,843
Methanex Corp.:
3.25%, 12/15/19	400,000	396,635
5.65%, 12/1/44	500,000	511,223
Micron Technology, Inc., 5.50%, 2/1/25 (e)	200,000	202,000
Microsoft Corp., 3.50%, 11/15/42	300,000	284,330

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Morgan Stanley:
6.25%, 8/28/17	$600,000	$666,518
2.375%, 7/23/19	300,000	298,894
5.50%, 1/26/20	500,000	562,564
3.70%, 10/23/24	300,000	304,086
5.00%, 11/24/25	850,000	907,048
Nationwide Health Properties, Inc., 6.90%, 10/1/37	150,000	199,770
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	300,000	297,047
NBCUniversal Media LLC:
4.375%, 4/1/21	300,000	329,939
4.45%, 1/15/43	300,000	317,884
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	201,522
NII Capital Corp., 7.625%, 4/1/21 (p)*	700,000	129,500
NIKE, Inc., 3.625%, 5/1/43	400,000	397,142
Nissan Motor Acceptance Corp., 2.35%, 3/4/19 (e)	450,000	451,663
North American Development Bank:
2.30%, 10/10/18	500,000	506,340
2.40%, 10/26/22	360,000	348,610
NOVA Chemicals Corp., 5.00%, 5/1/25 (e)	300,000	297,750
Numericable-SFR, 6.00%, 5/15/22 (e)	300,000	301,650
NYU Hospitals Center, 4.428%, 7/1/42	300,000	303,944
OneMain Financial Holdings, Inc., 6.75%, 12/15/19 (e)	500,000	510,000
Penske Truck Leasing Co. LP / PTL Finance Corp.:
2.875%, 7/17/18 (e)	600,000	610,083
3.05%, 1/9/20 (e)	400,000	399,689
Pentair Finance SA:
1.35%, 12/1/15	400,000	400,658
1.875%, 9/15/17	400,000	399,516
PepsiCo, Inc., 2.75%, 3/1/23	300,000	295,163
Perrigo Co. plc, 5.30%, 11/15/43	200,000	220,855
Perrigo Finance plc, 3.50%, 12/15/21	400,000	404,666
Pioneer Natural Resources Co., 5.875%, 7/15/16	600,000	637,248
PNC Bank NA, 2.70%, 11/1/22	500,000	478,830
ProLogis LP, 6.875%, 3/15/20	109,000	128,032
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	200,000	213,500
Prudential Financial, Inc.:
3.50%, 5/15/24	300,000	304,937
4.60%, 5/15/44	300,000	316,176
Quicksilver Resources, Inc., 7.125%, 4/1/16	400,000	32,000
Regency Centers LP, 3.75%, 6/15/24	300,000	305,292
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	400,000	413,000
Rogers Communications, Inc.:
3.00%, 3/15/23	400,000	387,410
5.00%, 3/15/44	400,000	437,428
SBA Communications Corp., 4.875%, 7/15/22 (e)	100,000	96,250
SBA Tower Trust:
2.24%, 4/15/43 (e)	220,000	217,984
3.722%, 4/15/48 (e)	660,000	669,911
Southwest Airlines Co., 2.75%, 11/6/19	300,000	301,380
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	327,000	330,270
Sprint Capital Corp., 6.90%, 5/1/19	200,000	204,000
St. Jude Medical, Inc., 3.25%, 4/15/23	300,000	299,907

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Stanley Black & Decker, Inc., 2.90%, 11/1/22	$400,000	$394,367
State Street Corp., 3.10%, 5/15/23	200,000	197,182
SunTrust Bank, 0.523%, 8/24/15 (r)	500,000	498,999
SunTrust Banks, Inc., 2.35%, 11/1/18	300,000	301,843
Sysco Corp.:
3.00%, 10/2/21	200,000	203,034
3.50%, 10/2/24	200,000	205,803
Telefonica Emisiones SAU:
3.992%, 2/16/16	400,000	411,397
3.192%, 4/27/18	400,000	411,336
Texas Instruments, Inc., 1.65%, 8/3/19	400,000	390,533
The TJX Co.'s, Inc.:
2.75%, 6/15/21	400,000	402,501
2.50%, 5/15/23	400,000	383,758
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	200,000	229,699
Thomson Reuters Corp.:
3.85%, 9/29/24	200,000	202,197
5.65%, 11/23/43	200,000	231,098
Time Warner Cable, Inc., 5.50%, 9/1/41	300,000	348,577
Time Warner, Inc.:
4.05%, 12/15/23	300,000	314,713
5.375%, 10/15/41	280,000	316,207
4.90%, 6/15/42	300,000	316,085
Tyco Electronics Group SA:
2.35%, 8/1/19	200,000	199,817
3.45%, 8/1/24	200,000	203,861
United Parcel Service, Inc., 2.45%, 10/1/22	450,000	441,139
US Bancorp, 2.95%, 7/15/22	300,000	295,732
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	400,000	394,743
Viacom, Inc.:
3.875%, 4/1/24	850,000	853,269
5.25%, 4/1/44	300,000	317,245
Virgin Australia Trust:
6.00%, 4/23/22 (e)	1,042,579	1,072,084
5.00%, 4/23/25 (e)	179,003	183,478
Vornado Realty LP, 5.00%, 1/15/22	400,000	439,067
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	500,000	482,750
Walgreens Boots Alliance, Inc.:
1.80%, 9/15/17	400,000	400,196
3.80%, 11/18/24	300,000	305,970
Weingarten Realty Investors, 4.45%, 1/15/24	400,000	424,088
Wells Fargo & Co., 4.10%, 6/3/26	400,000	408,823
Whirlpool Corp.:
3.70%, 3/1/23	400,000	406,219
3.70%, 5/1/25	300,000	303,620
Wisconsin Public Service Corp., 3.671%, 12/1/42	400,000	402,003

Total Corporate Bonds (Cost $79,569,509)		80,467,404

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 17

FLOATING RATE LOANS(d)- 0.2%	PRINCIPAL AMOUNT	VALUE

Albertson's Holdings LLC:
4.00%, 8/25/19 (r)	$300,000	$297,975
4.50%, 8/25/21 (r)	300,000	299,719
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	147,017	144,138

Total Floating Rate Loans (Cost $737,895)		741,832

MUNICIPAL OBLIGATIONS - 0.9%

Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	354,567
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	300,000	294,768
4.704%, 5/1/16	350,000	298,630
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	450,000	570,816
New York City GO Bonds, 5.206%, 10/1/31	470,000	539,062
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	751,908
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	474,516

Total Municipal Obligations (Cost $3,256,074)		3,284,267

SOVEREIGN GOVERNMENT BONDS - 0.1%

Export Development Canada, 0.875%, 1/30/17	125,000	125,019
Kommunalbanken AS, 0.75%, 11/21/16 (e)	100,000	99,861

Total Sovereign Government Bonds (Cost $224,803)		224,880

U.S. TREASURY OBLIGATIONS - 1.1%

United States Treasury Bonds, 3.125%, 8/15/44	1,560,000	1,679,437
United States Treasury Notes:
1.00%, 12/15/17	1,820,000	1,815,734
2.25%, 11/15/24	310,000	312,083

Total U.S. Treasury Obligations (Cost $3,800,111)		3,807,254

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.2%

Tennessee Valley Authority, 2.875%, 9/15/24	800,000	810,226

Total U.S. Government Agencies and Instrumentalities (Cost $791,711)		810,226

TIME DEPOSIT - 1.9%

State Street Bank Time Deposit, 0.069%, 1/2/15	6,644,776	6,644,776

Total Time Deposit (Cost $6,644,776)		6,644,776

TOTAL INVESTMENTS (Cost $322,551,757) - 99.8%		353,844,053
Other assets and liabilities, net - 0.2%		775,804
NET ASSETS - 100%		$354,619,857

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.01 value, 1,000,000,000 shares authorized:
Class I: 172,876,345 shares outstanding	$321,629,047
Class F: 16,645 shares outstanding	36,189
Undistributed net investment income	392,820
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,122,332
Net unrealized appreciation (depreciation) on investments	31,439,469

NET ASSETS	$354,619,857

NET ASSET VALUE PER SHARE
Class I (based on net assets of $354,585,133)	$2.051
Class F (based on net assets of $34,724)	$2.086

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	39	3/15	$4,945,078	($32,039)
30 Year U.S. Treasury Bonds	16	3/15	2,313,000	49,325
Ultra U.S. Treasury Bonds	18	3/15	2,973,375	101,305
Total Purchased				$118,591

Sold:
2 Year U.S. Treasury Notes	9	3/15	$1,967,344	$3,492
5 Year U.S. Treasury Notes	103	3/15	12,249,758	25,090
Total Sold				$28,582

(b)	This security was valued under the direction of the Board of Directors. See Note A.

(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p)	Security is in default and is no longer accruing interest. During the year, $8,451 of interest was written off.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

*	Non-income producing security.
Abbreviations:
ADR: American Depositary Receipts
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 19

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,117,768
Dividend income (net of foreign taxes withheld of $70,745)	4,273,034
Total investment income	8,390,802

Expenses:
Investment advisory fee	1,409,403
Administrative fees	945,324
Transfer agency fees and expenses	349,230
Distribution Plan expenses:
Class F	28
Directors’ fees and expenses	43,069
Custodian fees	82,766
Accounting fees	48,457
Reports to shareholders	5,604
Professional fees	63,569
Miscellaneous	19,856
Total expenses	2,967,306
Reimbursement from Advisor:
Class F	(1,580)
Net expenses	2,965,726

NET INVESTMENT INCOME	5,425,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,776,818
Foreign currency transactions	(58)
Futures	218,197
5,994,957

Change in unrealized appreciation (depreciation) on:
Investments	19,974,001
Assets and liabilities denominated in foreign currencies	52
Futures	79,651
20,053,704

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,048,661

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$31,473,737

See notes to financial statements.

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$5,425,076	$3,416,543
Net realized gain (loss)	5,994,957	61,095,803
Change in unrealized appreciation (depreciation)	20,053,704	(11,416,230)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	31,473,737	53,096,116

Distributions to shareholders from:
Net investment income:
Class I shares	(5,439,785)	(3,382,969)
Class F shares	(139)	(5)
Net realized gain:
Class I shares	(23,778,039)	(28,543,837)
Class F shares	(2,316)	(170)
Total distributions	(29,220,279)	(31,926,981)

Capital share transactions:
Shares sold:
Class I shares	21,831,973	16,925,985
Class F shares	31,559	2,000
Reinvestment of distributions:
Class I shares	29,217,824	31,926,806
Class F shares	2,455	175
Shares redeemed:
Class I shares	(38,213,039)	(35,726,097)
Class F shares	—	—
Total capital share transactions	12,870,772	13,128,869

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,124,230	34,298,004

NET ASSETS
Beginning of year	339,495,627	305,197,623
End of year (including undistributed net investment income of $392,820 and $406,992, respectively)	$354,619,857	$339,495,627

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	10,170,461	8,107,990
Class F shares	14,490	900
Reinvestment of distributions:
Class I shares	14,149,068	15,876,084
Class F shares	1,169	86
Shares redeemed:
Class I shares	(18,006,953)	(17,304,476)
Class F shares	—	—
Total capital share activity	6,328,235	6,680,584

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$228,086,077	—	—	$228,086,077
Asset-backed securities	—	$18,371,174	—	18,371,174
Collateralized mortgage-backed obligations	—	2,853,485	—	2,853,485
Commercial mortgage-backed securities	—	8,552,678	—	8,552,678
Corporate debt	—	80,467,404	$0**	80,467,404
Municipal obligations	—	3,284,267	—	3,284,267
Other debt obligations	—	7,611,488	—	7,611,488
U.S. government obligations	—	4,617,480	—	4,617,480
TOTAL	$228,086,077	$125,757,976	$0**	$353,844,053
Other financial instruments***	$147,173	—	—	$147,173

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Level 3 securities represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts as a substitute for direct investment in particular asset classes to hedge against interest rate changes, to manage overall duration of the Portfolio, and to implement tactical asset allocation decisions. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Portfolio invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 47 contracts and $3,044,034 weighted average notional value.
Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: .41% on the first $500 million, .36% on the next $500 million, and .325% on the excess of $1 billion. Under the terms of the agreement, $123,743 was payable at year end.
The Advisor has voluntarily agreed to limit net annual fund operating expense for Class F shares. The voluntary expense cap is 1.15%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. The Advisor voluntarily reimbursed Class F shares expenses of $1,580 for the year ended December 31, 2014. At year end, $1,568 was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $82,998 was payable at year end.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F. Under the terms of the agreement, $7 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $25,538 for the twelve months ended December 31, 2014. Under the terms of the agreement, $2,190 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $193,713,092 and $175,483,181, respectively. U.S. government security purchases and sales were $139,507,484 and $143,938,756, respectively.
The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2014, such purchases were $65,926.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$10,115,276	$5,427,086
Long-term capital gain	19,105,003	26,499,895
Total	$29,220,279	$31,926,981
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$39,342,395
Unrealized (depreciation)	(8,192,257)
Net unrealized appreciation/(depreciation)	$31,150,138

Undistributed ordinary income	$1,336,203
Undistributed long-term capital gain	$468,280

Federal income tax cost of investments	$322,693,915
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities and foreign currency transactions.

Undistributed net investment income	$676
Accumulated net realized gain (loss)	(676)

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2014.
For the year ended December 31, 2014, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,935	1.35%	$606,099	October 2014
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 39.1% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $19,105,003 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS I SHARES	2014 (z)	2013	2012	2011	2010
Net asset value, beginning	$2.038	$1.909	$1.749	$1.695	$1.533
Income from investment operations:
Net investment income	0.033	0.022	0.024	0.023	0.024
Net realized and unrealized gain (loss)	0.164	0.318	0.160	0.054	0.161
Total from investment operations	0.197	0.340	0.184	0.077	0.185
Distributions from:
Net investment income	(0.034)	(0.022)	(0.024)	(0.023)	(0.023)
Net realized gain	(0.150)	(0.189)	—	—	—
Total distributions	(0.184)	(0.211)	(0.024)	(0.023)	(0.023)
Total increase (decrease) in net asset value	0.013	0.129	0.160	0.054	0.162
Net asset value, ending	$2.051	$2.038	$1.909	$1.749	$1.695

Total return*	9.60%	18.00%	10.51%	4.56%	12.10%
Ratios to average net assets: A
Net investment income	1.58%	1.07%	1.10%	1.37%	1.47%
Total expenses	0.86%	0.90%	0.90%	0.91%	0.91%
Expenses before offsets	0.86%	0.90%	0.90%	0.91%	0.91%
Net expenses	0.86%	0.90%	0.90%	0.91%	0.90%
Portfolio turnover	97%	161%	150%	121%	116%
Net assets, ending (in thousands)	$354,585	$339,494	$305,198	$354,038	$334,915

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	DECEMBER 31,
CLASS F SHARES	2014 (z)	2013 #
Net asset value, beginning	$2.055	$2.223
Income from investment operations:
Net investment income	0.028	0.005
Net realized and unrealized gain (loss)	0.162	0.021
Total from investment operations	0.190	0.026
Distributions from:
Net investment income	(0.009)	(0.005)
Net realized gain	(0.150)	(0.189)
Total distributions	(0.159)	(0.194)
Total increase (decrease) in net asset value	0.031	(0.168)
Net asset value, ending	$2.086	$2.055

Total return*	9.18%	1.31%
Ratios to average net assets: A
Net investment income	1.36%	.99% (a)
Total expenses	14.91%	1.15% (a)
Expenses before offsets	1.15%	1.15% (a)
Net expenses	1.15%	1.15% (a)
Portfolio turnover	97%	161%
Net assets, ending (in thousands)	$35	$2

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From October 18, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship

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with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one- and five-year periods ended June 30, 2014 and above the median for the three-year period ended June 30, 2014. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

32 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
CONCLUSIONS
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Advisor is likely to execute its investment strategies consistently over time; (d) appropriate action is being taken with respect to the Portfolio’s performance; and (e) the Portfolio's advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

34 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

36 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP SRI Mid Cap Growth Portfolio
Annual Report December 31, 2014

TABLE OF CONTENTS

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contracts
24	Director and Officer Information Table

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by New Amsterdam Partners, LLC, Subadvisor
Investment Performance
For the one-year period ended December 31, 2014, Calvert VP SRI Mid Cap Growth Portfolio returned 8.09% versus 11.90% for the Russell Midcap Growth Index. The Portfolio’s relative underperformance was mainly attributable to its underweight position in Consumer Staples, as well as stock selection in the Energy, Consumer Staples, and Information Technology sectors.
Investment Climate
The U.S. stock market posted another solid year in 2014. The large-cap Russell 1000 Index rose 13.24%, the Russell Midcap Index was up 11.90%, and the small-cap Russell 2000 Index gained 4.9%. Large-company stocks markedly outperformed their small- company counterparts, with one of the widest spreads in performance in many years. Utility stocks and real estate investment trusts (REITs) were the year’s performance leaders, as investors sought income in a low-interest-rate environment.
In the United States, economic news continued to improve during 2014. After recovering from a weak first quarter, U.S. gross domestic product (GDP), a measure of goods and services produced in the country, grew at an annual rate of 5% in the third quarter. Jobless claims and employment statistics improve, and there was a pickup in capital spending. The United States was a standout in the global economy, while Europe continued to stagnate and the growth rate in China and other emerging markets slowed.
Portfolio Strategy
While posting positive absolute returns, we underperformed the Russell Midcap Growth Index during the 12-month reporting period. Our emphasis on high-quality companies and disciplined growth-at-a-reasonable price management approach encountered strong headwinds as investors favored lower-quality companies. In addition, the benchmark’s larger-cap stocks outperformed smaller-cap issues. Adhering to a true mid-cap mandate within our investible universe, we tend to invest in stocks with market capitalizations between $1 billion and $9 billion. Currently, more than 20 stocks in the benchmark have market capitalizations greater than $20 billion.
From an attribution perspective, both sector selection and stock selection detracted from relative performance. Our underweight position in Energy added value, but our underweight in Consumer Staples detracted from returns. At the end of the year, the portfolio was overweight in

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	8.09%
Five year	17.14%
Ten year	8.02%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.15%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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Information Technology and Utilities, and underweight in Consumer Staples and Energy.
Stock selection was strong in the Health Care, Industrials, and Financials sectors. Health Care holding, Myriad Genetics (+74.4%)1 delivered solid earnings, as well as positive results for its new prostate cancer test. In Industrials, Alaska Air (+52.8%) benefited from robust earnings that owed much to improved cost controls, lower fuel prices, and falling energy commodity prices. AmTrust Financial (+77.3%) advanced on consistently strong earnings, driven, in part by strength in its Workers’ Compensation segment and stabilizing loss ratios. Information Technology holding Synaptics (+32.9%) soared on the announcement of its plans to acquire Rensas SP Drivers, which supplies display chips for Apple devices. In addition, the portfolio benefitted from a heightened lever of merger and acquisition activity this year.
In the Energy, Consumer Staples, and Information Technology sectors, stock selection was weak. Energy company Geospace Technologies (-67.9%) suffered below-consensus earnings when a customer’s financing issues delayed a significant order. SM Energy (-53.5%) lost value as energy commodity prices fell. Consumer Staples holding Inter Parfums (-17.6%) lost ground on lackluster earnings, and Information Technology holding Ubiquiti Networks (-35.2%) fell on disappointing earnings stemming from weakness in emerging markets.
During the reporting period, the portfolio experienced significant turnover. We sold 36 companies and added 37 new positions, holding a total of 43 stocks by year-end. We reduced the portfolio’s exposure to Energy and increased our allocation to Financials. The Portfolio’s strategy remains unchanged. We rely on a valuation model to identify companies with better-than-average growth and profitability potential that are selling at reasonable valuation multiples. We rigorously review the fundamentals of companies that are identified, and apply environmental, social, and governance (ESG) criteria in making final investment selections.
Market Outlook
For 2015, we believe U.S. economic growth will continue in the range of 2.5% to 3%. The sharp drop in oil and other commodity prices will likely keep inflation low and boost consumers’ spending power. Capital spending on energy-related items may drop, however.
We expect the Federal Reserve will pursue tighter monetary policies this year by raising interest rates, while Europe and China are likely to continue to ease their monetary policies in efforts to boost their economies.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	24.5%
Consumer Staples	4.9%
Energy	3.2%
Financials	9.6%
Health Care	14.3%
Industrials	15.5%
Information Technology	19.9%
Materials	5.8%
Short-Term Investments	0.7%
Utilities	1.6%
Total	100%

This may tie the Fed’s hands, limiting how much it can tighten without jeopardizing U.S. economic growth.
Corporate profits have been robust and we expect to see growth in the mid- to high-single digits, which should provide support for stock prices. In our view, the U.S. stock market’s price-to-earnings ratio is relatively high on a historical basis, but low for comparable periods of low inflation. U.S. equities remain attractive based on our country’s economic strength and status as a ‘safe’ haven relative to other global equity markets.
The main risks to U.S economic health during 2015, in our view, are geopolitical. The precipitate drop in energy prices has had a major effect on Russia and could cause the country to take actions that might destabilize the region. Militants in the Middle East and Africa have the potential to wreak havoc, which could affect oil’s political risk premium. Political upheavals, such as elections in Greece resulting in a loss of eurozone membership, could negatively affect Europe. Also, another recession in Europe and a sharp slowdown in China’s growth rate could threaten U.S. expansion.
It was a challenging environment for our investment approach in 2014; however, we expect the U.S. equity markets to move higher in 2015. We believe that mid-cap stocks continue to be attractive and that high-quality, reasonably-priced companies, like those held in our Portfolio, will be rewarded over full market cycles, as they have been in the past, and are well positioned to benefit from continued U.S. economic growth.
January 2015

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1. Returns reflect the period the holding was in the portfolio.
As of December 31, 2014, the following companies represented the following percentages of Portfolio net assets: Myriad Genetics 0%, AmTrust Financial.0%, Alaska Air 3.35%, Synaptics 276%, Renesas SP Drivers 0%, Apple 0%, Geospace Technologies 0%, SM Energy 1.46%, Inter Parfum 2.14%, and Ubiquiti Networks 184%. Holdings are subject to change.

6 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,032.21	$6.24

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.06	$6.20

* Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Growth Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Mid Cap Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

8 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 99.4%	SHARES	VALUE

Aerospace & Defense - 1.0%
Exelis, Inc.	28,943	$507,371

Airlines - 3.4%
Alaska Air Group, Inc.	28,425	1,698,678

Auto Components - 2.3%
Gentherm, Inc.*	31,300	1,146,206

Biotechnology - 2.4%
United Therapeutics Corp.*	9,512	1,231,709

Building Products - 1.1%
Lennox International, Inc.	5,600	532,392

Chemicals - 2.8%
Minerals Technologies, Inc.	20,315	1,410,877

Commercial Services & Supplies - 2.7%
United Stationers, Inc.	32,675	1,377,578

Communications Equipment - 4.7%
F5 Networks, Inc.*	11,095	1,447,509
Ubiquiti Networks, Inc.	31,505	933,808
		2,381,317

Containers & Packaging - 3.1%
Rock-Tenn Co.	25,500	1,554,990

Electronic Equipment & Instruments - 2.8%
Arrow Electronics, Inc.*	24,639	1,426,352

Energy Equipment & Services - 1.7%
RPC, Inc.	66,500	867,160

Food Products - 2.7%
Ingredion, Inc.	16,217	1,375,850

Gas Utilities - 1.6%
AGL Resources, Inc.	14,977	816,396

Health Care Equipment & Supplies - 3.6%
Globus Medical, Inc.*	23,900	568,103
Varian Medical Systems, Inc.*	14,622	1,264,949
		1,833,052

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Providers & Services - 6.4%
AmerisourceBergen Corp.	13,775	$1,241,954
Chemed Corp.	6,947	734,090
Laboratory Corporation of America Holdings*	11,867	1,280,449
		3,256,493

Hotels, Restaurants & Leisure - 1.6%
Interval Leisure Group, Inc.	39,800	831,422

Insurance - 5.5%
American Financial Group, Inc.	19,160	1,163,395
Amtrust Financial Services, Inc.	28,455	1,600,594
		2,763,989

IT Services - 8.2%
DST Systems, Inc.	15,070	1,418,840
NeuStar, Inc.*	45,118	1,254,280
Syntel, Inc.*	33,229	1,494,640
		4,167,760

Leisure Products - 2.8%
Polaris Industries, Inc.	9,220	1,394,433

Machinery - 3.2%
The Middleby Corp.*	16,547	1,639,808

Media - 2.8%
Gannett Co., Inc.	44,808	1,430,719

Oil, Gas & Consumable Fuels - 1.5%
SM Energy Co.	19,175	739,772

Personal Products - 2.1%
Inter Parfums, Inc.	39,595	1,086,883

Pharmaceuticals - 1.8%
Lannett Co., Inc.*	21,500	921,920

Real Estate Management & Development - 2.6%
Jones Lang LaSalle, Inc.	8,620	1,292,397

Road & Rail - 2.7%
Landstar System, Inc.	18,865	1,368,278

Semiconductors & Semiconductor Equipment - 2.8%
Synaptics, Inc.*	20,300	1,397,452

Software - 1.5%
SolarWinds, Inc.*	14,950	744,958

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Specialty Retail - 11.1%
Lithia Motors, Inc.	16,125	$1,397,876
Ross Stores, Inc.	19,275	1,816,862
The Buckle, Inc.	19,725	1,035,957
Ulta Salon, Cosmetics & Fragrance, Inc.*	10,975	1,403,044
		5,653,739

Textiles, Apparel & Luxury Goods - 3.9%
Deckers Outdoor Corp.*	6,850	623,624
Fossil Group, Inc.*	12,300	1,362,102
		1,985,726

Thrifts & Mortgage Finance - 1.6%
BofI Holding, Inc.*	10,660	829,455

Trading Companies & Distributors - 1.4%
WESCO International, Inc.*	9,570	729,330

Total Equity Securities (Cost $42,095,866)		50,394,462

TIME DEPOSIT - 0.7%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$355,447	355,447

Total Time Deposit (Cost $355,447)		355,447

TOTAL INVESTMENTS (Cost $42,451,313) - 100.1%		50,749,909
Other assets and liabilities, net - (0.1%)		(33,443)
NET ASSETS - 100%		$50,716,466

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,529,027 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$40,804,409
Accumulated net realized gain (loss)		1,613,461
Net unrealized appreciation (depreciation)		8,298,596

NET ASSETS		$50,716,466

NET ASSET VALUE PER SHARE		$33.17

*Non-income producing security. See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$565,131
Interest income	426
Total investment income	565,557

Expenses:
Investment advisory fee	332,429
Transfer agency fees and expenses	64,226
Accounting fees	7,892
Directors' fees and expenses	8,704
Administrative fees	127,858
Custodian fees	22,298
Reports to shareholders	5,412
Professional fees	25,474
Miscellaneous	16
Total expenses	594,309

NET INVESTMENT INCOME (LOSS)	(28,752)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	8,051,714
Change in unrealized appreciation (depreciation)	(4,147,823)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	3,903,891

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,875,139

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income (loss)	($28,752)	($165,651)
Net realized gain (loss)	8,051,714	7,315,094
Change in unrealized appreciation (depreciation)	(4,147,823)	5,028,828

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,875,139	12,178,271

Distributions to shareholders from:
Net realized gain	(9,587,987)	(5,590,834)

Capital share transactions:
Shares sold	5,617,125	8,085,284
Reinvestment of distributions	9,587,987	5,590,834
Shares redeemed	(12,555,659)	(8,715,874)
Total capital share transactions	2,649,453	4,960,244

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,063,395)	11,547,681

NET ASSETS
Beginning of year	53,779,861	42,232,180
End of year	$50,716,466	$53,779,861

CAPITAL SHARE ACTIVITY
Shares sold	145,439	212,097
Reinvestment of distributions	286,123	152,464
Shares redeemed	(327,472)	(232,519)
Total capital share activity	104,090	132,042

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$50,394,462	—	—	$50,394,462
Other debt obligations	—	$355,447	—	355,447
TOTAL	$50,394,462	$355,447	—	$50,749,909

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $27,756 was payable at year end.
Calvert Investment Administrative Services, Inc. an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the average daily net assets of the Portfolio. Under the terms of the agreement, $10,675 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,884 for the year ended December 31, 2014. Under the terms of the agreement, $326 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $46,155,000 and $50,672,078, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$1,626,990	$1,328,453
Long-term capital gain	7,960,997	4,262,381
Total	$9,587,987	$5,590,834
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$10,205,314
Unrealized (depreciation)	(1,952,948)
Net unrealized appreciation/(depreciation)	$8,252,366

Undistributed ordinary income	$269,164
Undistributed long-term capital gain	$1,390,527

Federal income tax cost of investments	$42,497,543

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The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.
Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to net operating losses.

Undistributed net investment income	$28,752
Accumulated net realized gain (loss)	(28,752)

NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2014.
For the year ended December 31, 2014, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$9,158	1.34%	$575,938	February 2014
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 35.7% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $7,960,997 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
	2014	2013	2012	2011	2010
Net asset value, beginning	$37.74	$32.66	$31.66	$32.97	$25.07
Income from investment operations:
Net investment income (loss)	(0.02)	(0.12)	(0.06)	(0.18)	(0.14)
Net realized and unrealized gain (loss)	3.15	9.75	5.27	0.95	8.04
Total from investment operations	3.13	9.63	5.21	0.77	7.90
Distributions from:
Net investment income	—	—	—	—	—
Net realized gain	(7.70)	(4.55)	(4.21)	(2.08)	—
Total distributions	(7.70)	(4.55)	(4.21)	(2.08)	—
Total increase (decrease) in net asset value	(4.57)	5.08	1.00	(1.31)	7.90
Net asset value, ending	$33.17	$37.74	$32.66	$31.66	$32.97

Total return*	8.09%	29.90%	16.75%	2.30%	31.51%
Ratios to average net assets: A
Net investment income (loss)	(0.06%)	(0.35%)	(0.19%)	(0.52%)	(0.50%)
Total expenses	1.16%	1.15%	1.12%	1.16%	1.17%
Expenses before offsets	1.16%	1.15%	1.12%	1.16%	1.17%
Net expenses	1.16%	1.15%	1.12%	1.16%	1.17%
Portfolio turnover	91%	69%	61%	47%	100%
Net assets, ending (in thousands)	$50,716	$53,780	$42,232	$40,293	$44,213

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period; at the median of its peer group for the three-year period and above the median of its peer group for the five-year period ended June 30, 2014. The Portfolio underperformed the Lipper index for the one-year period ended June 30, 2014; and outperformed the Lipper index for the three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.
In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also

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noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2014 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
CONCLUSIONS
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Portfolio’s performance; and (f) the Portfolio's

22 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

24 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

26 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$92,015	0%	$38,383	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$14,600	0%	$6,060	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$106,615	0%	$44,443	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/14
$	%*	$	% *

292,500	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:     ___/s/ John H. Streur, Jr.__________
John H. Streur, Jr.
Chairman -- Principal Executive Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

___/s/ John H. Streur, Jr.___________
John H. Streur, Jr.
Chairman -- Principal Executive Officer

Date: March 2, 2015

__/s/ Robert J. Enderson_________
    Robert J. Enderson
Assistant Treasurer -- Principal Financial Officer

Date: March 2, 2015